Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Applied Minerals, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof, I, Nat Krishnamurti, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 11, 2014	By:	/s/ NAT KRISHNAMURTI
Nat Krishnamurti
Chief Financial Officer